UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2011

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
Lindenstrasse 8
6340 Baar
Zug, Switzerland
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

     Item 8.01. Other Events.
     On June 12, 2011, Allied World Assurance Company Holdings, AG (“Allied World”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GO Sub, LLC, a newly formed Delaware limited liability company and a wholly-owned subsidiary of Allied World (“Merger Sub”), and Transatlantic Holdings, Inc. (“Transatlantic”), a Delaware corporation. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Transatlantic (the “Merger”), with Transatlantic continuing as the surviving corporation and as a wholly-owned subsidiary of Allied World. Following closing of the Merger, the combined company will be renamed and re-branded TransAllied Group Holdings, AG and the common shares of TransAllied Group Holdings, AG will trade on the New York Stock Exchange.
     On June 12, 2011, Allied World and Transatlantic issued a joint press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
     On and after June 13, 2011, representatives of Allied World and Transatlantic will present to various investors the information described in the slides attached to this report as Exhibit 99.2, which are incorporated by reference herein.
Important Information for Investors and Shareholders
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger of equals transaction between Allied World and Transatlantic will be submitted to the respective stockholders of Transatlantic and shareholders of Allied World for their consideration. Allied World will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Transatlantic and Allied World that also constitutes a prospectus of Allied World. Allied World and Transatlantic also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about Transatlantic and Allied World, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Allied World will be available free of charge on Allied World’s website at www.awac.com under the tab “Investor Relations” or by contacting Allied World’s Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com. Copies of the documents filed with the SEC by Transatlantic will be available free of charge on Transatlantic’s website at www.transre.com.com under the tab “Investor Information” or by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.
     Allied World, Transatlantic and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Transatlantic in connection with the proposed transaction. Information about the directors and executive officers of Transatlantic is set forth in its proxy statement for its 2011 annual meeting of stockholders, which was filed with the SEC on April 8, 2011. Information about the directors and executive officers of Allied World is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 17, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements
     Any forward-looking statements made in this Form 8-K and in the exhibits attached hereto reflect each company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain Transatlantic’s or Allied World’s shareholder approval or the failure to satisfy other conditions to completion of the merger, including receipt of regulatory approvals; risks that the proposed transaction disrupts each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the merger; the amount of the costs, fees, expenses and charges related to the merger; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of each party’s loss reserves; Allied World or its non-U.S. subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in each company’s filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Transatlantic and Allied World are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
99.1	Joint Press Release, dated June 12, 2011.

99.2	Slides from presentation by management.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
Dated: June 13, 2011	By:	/s/ Wesley D. Dupont
		Name:	Wesley D. Dupont
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Joint Press Release, dated June 12, 2011.

99.2	Slides from presentation by management.